UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

HWH International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HWH	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The disclosure contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 10, 2025, Alset F&B Holdings Pte. Ltd., (“Seller”), a Singapore subsidiary of HWH International Inc., a Delaware corporation (the “Company”), entered into a sale and purchase agreement (the “Sale and Purchase Agreement”) with Alset International Limited (“Buyer”), pursuant to which the Seller agreed to sell 70% of the outstanding shares of its subsidiary, Alset F&B One Pte. Ltd. (“Alset F&B One”) to the Buyer in exchange for S$218,941.26 Singapore Dollars (equal to approximately $170,754 U.S. Dollars). Alset F&B One was incorporated in Singapore on April 10, 2017, and operates a cafe in Singapore. It generated approximately $470,000 U.S. Dollars in revenue in 2024. Following this sale, the Seller will continue to own 20% of Alset F&B One.

The Buyer is a significant stockholder of the Company. The Company’s Chairman, Chan Heng Fai, is also the Chairman and Chief Executive Officer of the Buyer. In addition, two of the three other members of the Company’s Board of Directors, namely Wong Shui Yeung and Wong Tat Keung, are also directors of the Buyer.

The sale of shares of Alset F&B One pursuant to the Sale and Purchase Agreement was completed on September 10, 2025.

The foregoing description of the Sale and Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Sale and Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Company has included as Exhibit 99.1 to this Current Report on Form 8-K unaudited pro forma condensed consolidated financial information to illustrate the pro forma effects of the sale of shares of Alset F&B One pursuant to the Sale and Purchase Agreement.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial information of the Company, giving effect to the transaction contemplated by the Sale and Purchase Agreement described in Item 2.01 of this Current Report on Form 8-K, is filed as Exhibit 99.1.

(d) Exhibits.

Exhibit No.	Description
10.1	Sale and Purchase Agreement with Alset International Limited dated September 10, 2025.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of HWH International Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2025	HWH INTERNATIONAL INC.

	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Chief Financial Officer